Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Insite Wireless Group, LLC

1199 North Fairfax Street, Suite 700

Alexandria, Virginia 22314

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Insite Wireless Group, LLC (the “Company”) and Barclays Capital Inc. (“Barclays”) and Guggenheim Securities, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of cellular sites and the related tenant leases in conjunction with the proposed offering of Insite Wireless Group, LLC, Secured Cellular Site Revenue Notes, Series 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the June Statistical Data File and July Statistical Data File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 23, 2020, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout (the “Initial Statistical Data File”) containing data with respect to 1,869 cellular sites and the related 3,861 tenant leases and (ii) a listing (the “Sample Listing”) consisting of (a) 100 cellular sites (the “June Sample Sites”) and (b) 147 tenant leases related to the 100 June Sample Sites (the “June Sample Tenant Leases”) each included in the Initial Statistical Data File.

Further, on August 26, 2020, representative of Barclays, on behalf of the Company, (i) provided us with a supplemental data file containing the investment grade for each of the June Sample Tenant Leases (the “Supplemental Data File”) and (ii) instructed us to append the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as appended, is hereinafter referred to as the “June Statistical Data File.”

Additionally, representatives of Barclays, on behalf of the Company, (i) on August 25, 2020, provided us with a computer-generated data file and related record layout (the “July Statistical Data File”) containing data with respect to 1,860 cellular sites and the related 3,858 tenant leases and (ii) on August 21, 2020, provided us with a listing (the “July Sample Listing”) consisting of (a) 10 cellular sites (the “July Sample Sites”) and (b) 12 tenant leases related to the 10 July Sample Sites (the “July Sample Tenant Leases”) each included in the July Statistical Data File.

The June Sample Sites and July Sample Sites are collectively and hereinafter referred to as the Sample Sites and the June Sample Tenant Leases and July Sample Tenant Leases are collectively and hereinafter referred to as the Sample Tenant Leases. We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the tower site characteristics (the “Cellular Site Characteristics”) set forth on the June Statistical Data File or July Statistical Data File, as applicable, and indicated below.

Cellular Site Characteristics

1. Site identification number (for informational purpose only) 2. Site state 3. Ground interest 4. Tower type 5. Tower height	6. Monthly ground rent expense* 7. Monthly revenue share rent expense* 8. Monthly expense reimbursement* 9. Monthly operating expenses* 10. Final ground lease expiration date#

*	As of June 30, 2020 for June Sample Sites and July 31, 2020 for July Sample Sites
#	Only for Sample Sites that are indicated as “leased,” “50 year no fee lease,” “Leased – Gov’t” or “assignment of rents” on the June Statistical Data File or July Statistical Data File, as applicable.

We compared Cellular Site Characteristics 2. and 3. to the (i) ground lease agreement or any amendments thereto (collectively, the “Ground Lease Agreement”), for those Sample Sites that are indicated as “leased,” “50 year no fee lease,” “Leased – Gov’t” or “assignment of rents” on the June Statistical Data File or July Statistical Data File, as applicable, (ii) “Easement Agreement,” for those Sample Sites that are indicated as “perpetual easement” or “term easement” on the June Statistical Data File or July Statistical Data File, as applicable, (iii) “Management and Marketing Agreement,” for those Sample Sites that are indicated as “managed” on the June Statistical Data File or July Statistical Data File, as applicable, or (iv) “Deed,” for those Sample Sites that are indicated as “owned” on the June Statistical Data File or July Statistical Data File, as applicable.

We compared Cellular Site Characteristics 4. and 5. to photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the “Engineering Records”). Additionally, at your instruction, with respect to our comparison of Cellular Site Characteristic 4., (i) a tower type of “lattice,” as set forth on the June Statistical Data File or July Statistical Data File, as applicable, is deemed to be “in agreement” with a tower type of “self-supporting,” as set forth on the Engineering Records and (ii) we did not perform any procedures for Sample Sites with a tower type of “land only,” as set forth on the June Statistical Data File or July Statistical Data File, as applicable. Further, at your instruction, with respect to our comparison of Cellular Site Characteristic 5., (i) differences of ten feet or less are deemed to be “in agreement” and (ii) we did not perform any procedures for Sample Sites with a tower type of “land only” or “DAS” as set forth on the June Statistical Data File or July Statistical Data File, as applicable.

With respect to Cellular Site Characteristics 6. and 7., for Sample Sites with a ground interest (i) indicated as “owned,” as set forth on the June Statistical Data File or July Statistical Data File, as applicable, we observed a value of zero on the June Statistical Data File or July Statistical Data File, as applicable, or (ii) not indicated as “owned”, we compared the monthly ground rent expense and monthly revenue share rent expense to the corresponding information set forth on or derived from to the Ground Lease Agreement, the Easement Agreement or the Management and Marketing Agreement. Further, at your instruction, for purposes of such comparisons of Cellular Site Characteristics 6. and 7., differences of 2.5% or less of the monthly ground rent expense or monthly revenue share rent expense, as applicable, indicated on the June Statistical Data File or July Statistical Data File, as applicable, are deemed to be “in agreement.”

We compared Cellular Site Characteristics 8. and 9. to the corresponding information set forth on the monthly expense worksheets as of June 30, 2020 for the June Sample Sites and July 31, 2020 for the July Sample Sites (collectively, the “Unaudited Trial Balance”). Further, for purposes of such comparisons of Cellular Site Characteristics 8. and 9., differences of 2.5% or less of the monthly expense reimbursement and monthly operating expense, as applicable, indicated on the June Statistical Data File or July Statistical Data File, as applicable, are deemed to be “in agreement.”

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We compared Cellular Site Characteristic 10. to the Ground Lease Agreement. Further, for purposes of such comparisons of Cellular Site Characteristic 10., differences of thirty days or less are deemed to be “in agreement.”

The cellular site documents described above and any other related documents used in support of the Cellular Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Site Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Site Documentation. In addition, we make no representations as to whether the Site Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the June Statistical Data File or July Statistical Data File, as applicable, and indicated below.

Tenant Lease Characteristics

1. Lease identification number (for informational purposes only) 2. Customer name 3. Monthly revenue* 4. Lease current expiration date 5. Lease final expiration date	6. Lease escalation frequency 7. Escalation type 8. Escalation amount 9. Billing frequency 10. Investment grade

*	As of June 30, 2020 for June Sample Tenant Leases and July 31, 2020 for July Sample Tenant Leases

We compared Tenant Lease Characteristic 2. to the corresponding information set forth on or derived from the tenant lease agreement and any amendments thereto or the “Memorandum of Lease Abstract” (collectively, the “Tenant Lease Agreement”).

We compared Tenant Lease Characteristic 3. to the corresponding information set forth on or derived from the Tenant Lease Agreement or the “Monthly Invoice.” For purposes of such comparisons of Tenant Lease Characteristic 3., in the instances in which the Tenant Lease Agreement refers to a variable escalation increase based on the Consumer Price Index (“CPI”), using the methodologies provided to us by the Company, we recalculated the monthly revenue using the “CPI Increase Report” and compared the result to the corresponding amount set forth in the June Statistical Data File or July Statistical Data File, as applicable. Further, differences of 2.5% or less of the monthly revenue indicated on the June Statistical Data File or July Statistical Data File, as applicable, are deemed to be “in agreement.”

We compared Tenant Lease Characteristics 4. through 9. to the corresponding information set forth on the Tenant Lease Agreement. Further, for purposes of such comparisons of Tenant Lease Characteristics 4. and 5., differences of thirty days or less are deemed to be “in agreement.”

We compared Tenant Lease Characteristic 10. to the parent investment ratings spreadsheet (the “Ratings Spreadsheet”) provided to us by Barclays, on behalf of the Company, on July 29, 2020.

The tenant lease documents indicated above and any other related documents provided in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. Further, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Cellular Site Characteristics and Tenant Lease Characteristics set forth on the June Statistical Data File and July Statistical Data File, as applicable, were found to be in agreement, except as described in Appendix A for the Cellular Site Characteristics and Appendix B for the Tenant Lease Characteristics. Supplemental information is contained on Appendix C, Appendix D and Appendix E.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the cellular sites or tenant leases underlying the June Statistical Data File or July Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the cellular sites or tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche

September 2, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020.

In applying our agreed-upon procedures as outlined above for the June Statistical Data File and July Statistical Data File, we observed the following:

Exception Description Number	Exception Description – Cellular Site Characteristics
1	One difference in ground interest
2	One difference in tower type.
3	Three differences in tower height.
4	One difference in monthly ground rent expense.
5	One difference in final ground lease expiration date.
6	One instance where we were unable to observe the tower height.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020.

In applying our agreed-upon procedures as outlined above for the June Statistical Data File and July Statistical Data File, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics
1	Ten differences in monthly revenue.
2	Six differences in lease current expiration date.
3	Fourteen differences in lease final expiration date.
4	Eight differences in lease escalation frequency.
5	Eleven differences in escalation type.
6	Nine differences in escalation amount.
7	Three differences in billing frequency.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020 (Redacted.)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Site number	Cellular Site Characteristic	Cellular Site Characteristic set forth on the June Statistical Data File	Cellular Site Characteristic set forth on the Site Documentation

1	[REDACTED]	Ground interest	Leased	Perpetual easement
2	[REDACTED]	Tower type	Lattice	Guyed Tower
3	[REDACTED]	Tower height	230 ft.	219 ft.
3	[REDACTED]	Tower height	180 ft.	195 ft.
3	[REDACTED]	Tower height	150 ft.	168 ft.
4	[REDACTED]	Monthly ground rent expense	$2,227.00	$1,839.00
5	[REDACTED]	Final ground lease expiration date	4/22/2069	4/22/2068

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 2, 2020 (Redacted.)

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following from the Engineering Records:

Exception Description Number	Sample Site number	Cellular Site Characteristics not verified

6	[REDACTED]	Tower height

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures

issued by Deloitte & Touche LLP dated September 2, 2020 (Redacted.)

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Tenant Lease	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the June Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

1	[REDACTED]	Monthly revenue	$1,555.67	$1,633.45
1	[REDACTED]	Monthly revenue	$7,575.00	$7,946.36
1	[REDACTED]	Monthly revenue	$2,154.78	$2,922.00
1	[REDACTED]	Monthly revenue	$1,244.94	$1,688.00
1	[REDACTED]	Monthly revenue	$1,639.09	$1,688.26
1	[REDACTED]	Monthly revenue	$675.31	$695.56
1	[REDACTED]	Monthly revenue	$2,214.09	$1,821.54
1	[REDACTED]	Monthly revenue	$1,217.24	$1,253.75
1	[REDACTED]	Monthly revenue	$2,250.00	$2,317.50
1	[REDACTED]	Monthly revenue	$284.66	$296.05
2	[REDACTED]	Lease current expiration date	9/30/2023	2/1/2023
2	[REDACTED]	Lease current expiration date	9/30/2020	3/31/2021
2	[REDACTED]	Lease current expiration date	7/31/2023	5/31/2023
2	[REDACTED]	Lease current expiration date	3/30/2021	3/30/2025
2	[REDACTED]	Lease current expiration date	9/15/2021	9/15/2036
3	[REDACTED]	Lease final expiration date	9/30/2023	2/1/2023
3	[REDACTED]	Lease final expiration date	9/30/2040	3/31/2041
3	[REDACTED]	Lease final expiration date	7/31/2033	5/31/2033
3	[REDACTED]	Lease final expiration date	2/28/2046	2/28/2026
3	[REDACTED]	Lease final expiration date	10/31/2118	10/31/2115
3	[REDACTED]	Lease final expiration date	3/31/2037	3/31/2027
3	[REDACTED]	Lease final expiration date	10/18/2115	1/6/2116
3	[REDACTED]	Lease final expiration date	7/30/2032	7/31/2037
3	[REDACTED]	Lease final expiration date	6/30/2032	6/30/2037
3	[REDACTED]	Lease final expiration date	4/17/2039	4/17/2057
3	[REDACTED]	Lease final expiration date	3/30/2026	3/30/2025
3	[REDACTED]	Lease final expiration date	6/30/2033	6/30/2038
4	[REDACTED]	Lease escalation frequency	12	60
4	[REDACTED]	Lease escalation frequency	12	60
4	[REDACTED]	Lease escalation frequency	12	0
4	[REDACTED]	Lease escalation frequency	12	60
4	[REDACTED]	Lease escalation frequency	12	60
4	[REDACTED]	Lease escalation frequency	12	60
4	[REDACTED]	Lease escalation frequency	12	60
4	[REDACTED]	Lease escalation frequency	12	0

Exception Description Number	Sample Tenant Lease	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the June Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

5	[REDACTED]	Escalation type	CPI w/ min	Fixed
5	[REDACTED]	Escalation type	Fixed	Fixed- Term
5	[REDACTED]	Escalation type	Fixed	Fixed- Term
5	[REDACTED]	Escalation type	Fixed	None
5	[REDACTED]	Escalation type	Fixed	Fixed- Term
5	[REDACTED]	Escalation type	Fixed	Fixed- Term
5	[REDACTED]	Escalation type	Fixed	Fixed- Term
5	[REDACTED]	Escalation type	CPI w/ min	Fixed
5	[REDACTED]	Escalation type	Fixed	Fixed- Term
5	[REDACTED]	Escalation type	Fixed	None
5	[REDACTED]	Escalation type	Fixed	CPI w/ min
6	[REDACTED]	Escalation amount	2.0%	10.0%
6	[REDACTED]	Escalation amount	2.0%	10.0%
6	[REDACTED]	Escalation amount	5.0%	3.0%
6	[REDACTED]	Escalation amount	10.0%	2.0%
6	[REDACTED]	Escalation amount	3.0%	15.0%
6	[REDACTED]	Escalation amount	3.0%	15.0%
6	[REDACTED]	Escalation amount	2.0%	10.0%
6	[REDACTED]	Escalation amount	3.0%	15.0%
7	[REDACTED]	Billing frequency	Annual	Monthly
7	[REDACTED]	Billing frequency	Monthly	Annual
7	[REDACTED]	Billing frequency	Annual	Monthly

Exception Description Number	Sample Tenant Lease	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on the July Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

2	[REDACTED]	Lease current expiration date	9/30/2022	12/31/2022
3	[REDACTED]	Lease final expiration date	9/30/2037	12/31/2022
3	[REDACTED]	Lease final expiration date	2/20/2025	2/20/2050
6	[REDACTED]	Escalation amount	3.0%	2.0%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.